CONDENSED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		6 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010
Revenues
Cost and expenses:
General and administrative	41,210	9,352	52,042	17,270
Costs and Expenses, Total	41,210	9,352	52,042	17,270
Operating loss	(41,210)	(9,352)	(52,042)	(17,270)
Other income (expense):
Interest expense	(1,613)	(624)	(4,323)	(1,245)
Recovery of unclaimed property		2,825		2,825
Total other income (expense)	(1,613)	2,201	(4,323)	1,580
Net loss	$ (42,823)	$ (7,151)	$ (56,365)	$ (15,690)
Net loss per share (basic and diluted)	$ (0.01)	$ 0.00	$ (0.02)	$ 0.00
Shares used in computing net loss per share	3,270,000	3,232,087	3,270,000	3,176,353